UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 28, 2018
(November 26, 2018)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address Of Principal Executive Offices and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2018, PNMR Development and Management Corporation (“PNMR-D”), a wholly-owned subsidiary of PNM Resources, Inc. (“PNMR”), entered into a $90 million term loan credit agreement (the “Term Loan”), among PNMR-D and KeyBank National Association (“KeyBank”), as administrative agent and sole lender. The Term Loan is effective as of November 26, 2018 and has a maturity date of November 26, 2020. PNMR-D expects to use the proceeds of the Term Loan for general corporate purposes and to pay down existing debt. In connection with the Term Loan, PNMR (as parent company of PNMR-D) entered into a Guaranty, dated as of November 26, 2018, with KeyBank guaranteeing the Term Loan (the “Guaranty”).

PNMR-D must pay interest on its borrowing under the Term Loan from time to time following funding and must repay all amounts on or before the maturity date.

The Term Loan and the Guaranty include customary covenants, including requirements for PNMR to not exceed a maximum consolidated debt-to-consolidated capitalization ratio of 0.70 to 1.00. The Term Loan also includes customary events of default. The Term Loan has a cross default provision and a change of control provision. If an event of default occurs, the Administrative Agent may, or upon the request and direction of the lenders holding a specified percentage of the loans shall, declare the obligations outstanding under the Term Loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above descriptions of the Term Loan and the Guaranty are not complete and are qualified in their entirety by reference to the entire Term Loan and Guaranty, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

KeyBank performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which it receives customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Term Loan Credit Agreement, entered into as of November 26, 2018, among PNMR Development and Management Corporation and KeyBank National Association, as Lender and Administrative Agent
10.2	Guaranty dated as of November 26, 2018 made by PNMR in favor of the lenders under the Term Loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: November 28, 2018	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)